EXHIBIT 99.2

INTERNET SECURITY SYSTEMS, INC.

STOCK ISSUANCE AGREEMENT

AGREEMENT made as of this [DATE] by and between Internet Security Systems, Inc., a Delaware corporation, and [PARTICIPANT], a Participant in the Corporation’s Restated 1995 Stock Incentive Plan (“Plan”).

All capitalized terms in this Agreement shall have the meaning assigned to them in this Agreement, the Plan or in the attached Appendix.

A. GRANT OF SHARES

1. GRANT. Participant is hereby granted [SHARES] of Common Stock (the “Restricted Shares”) pursuant to the provisions of the Plan’s Stock Issuance Program.

2. ASSIGNMENT. Concurrently with the delivery of this Agreement to the Corporation, Participant shall deliver a duly-executed blank Assignment Separate from Certificate (in the form attached hereto as Exhibit I) with respect to the Restricted Shares.

3. STOCKHOLDER RIGHTS. Until such time as the Participant forfeits the Restricted Shares prior to vesting, Participant (or any successor in interest) shall have all stockholder rights (including voting, dividend and liquidation rights) with respect to the Restricted Shares, subject, however, to the transfer restrictions of Article B.

B. TRANSFER RESTRICTIONS

1. RESTRICTION ON TRANSFER. Except for any Permitted Transfer, Participant shall not transfer, assign, encumber or otherwise dispose of any of the Restricted Shares prior to vesting.

2. TRANSFEREE OBLIGATIONS. Each person (other than the Corporation) to whom the Restricted Shares are transferred by means of a Permitted Transfer must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Corporation that such person is bound by the provisions of this Agreement and that the transferred shares are subject to forfeiture, as provided in Article C, to the same extent such shares would be so subject if retained by Participant.

3. RESTRICTIVE LEGENDS. The stock certificates for the Restricted Shares shall be endorsed with the following restrictive legend:

“The shares represented by this certificate are subject to forfeiture and accordingly may not be sold, assigned, transferred, encumbered, or in any manner disposed of except in conformity with the terms of a written agreement between the Corporation and the registered holder of the shares (or the predecessor in interest to the shares). A copy of such agreement is maintained at the Corporation’s principal corporate offices.”

C. FORFEITURE; VESTING

1. EVENT OF FORFEITURE. The Restricted Shares are subject to forfeiture by Participant to the Corporation upon Participant ceasing to provide Services as [an employee/ non-employee director] of the Corporation or one of its eligible subsidiaries at any time prior to vesting of the Restricted Shares (“Unvested Shares”).

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2. NOTICE OF FORFEITURE. The Corporation shall notify Participant of any forfeiture of Unvested Shares. The certificates representing the Unvested Shares shall immediately be delivered to the Corporation by Participant.

3. VESTING. Restricted Shares will vest in accordance with the following Vesting Schedule:

[VESTING SCHEDULE AND/OR PERFORMANCE MEASURES].

4. RECAPITALIZATION. Any new, substituted or additional securities or other property (including cash paid other than as a regular cash dividend) which is by reason of any Recapitalization distributed with respect to the Restricted Shares shall be immediately subject to forfeiture as provided herein and any escrow requirements hereunder, but only to the extent the Restricted Shares are at the time covered by such restriction or escrow requirements. Appropriate adjustments to reflect such distribution shall be made to the number and/or class of Restricted Shares subject to this Agreement in order to reflect the effect of any such Recapitalization upon the Corporation’s capital structure.

[EMPLOYEES]

5. CORPORATE TRANSACTION/CHANGE IN CONTROL. The Corporation’s outstanding forfeiture rights shall terminate automatically, and the Restricted Shares shall immediately vest in full, in the event of any Corporate Transaction, except to the extent those forfeiture rights are assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction.

With respect to a Change in Control or Corporate Transaction, if the successor company (or parent thereof) is assigned the forfeiture rights in connection with a Corporate Transaction, and at the time of or within twelve (12) months following such Change in Control or Corporate Transaction either: (i) the Participant is offered a Lesser Position in replacement of the position held by him or her immediately prior to the Change in Control or Corporate Transaction; or (ii) the Participant’s Service terminates by reason of an Involuntary Termination, then, effective as of the date on which such Lesser Position is offered to the Participant or the effective date of such Involuntary Termination, respectively, the vesting of the restricted shares shall automatically accelerate in part so that, in addition to the number of Restricted Shares for which the forfeiture rights have expired at such time, the forfeiture rights respecting Restricted Shares shall expire with respect to [PERCENT OR OTHER MEASURE] of the original grant herein to such individual, but not exceeding the unvested portion of such Restricted Shares granted. Following such acceleration, to the extent the Participant continues in Service, the vesting schedule for the Restricted Shares shall be adjusted so that the forfeiture rights will expire, with respect to each subsequent installment under the original schedule, on each subsequent anniversary of the effective date of such acceleration. In the event that both the offer of a Lesser Position and a subsequent Involuntary Termination of the Participant’s Service occur within twelve (12) months following a Change in Control or Corporate Transaction, then acceleration shall occur only in connection with the offer of such Lesser Position and no additional acceleration shall occur in connection with such subsequent Involuntary Termination. Terms used in this Agreement with an initial capital letter, which are not otherwise defined herein, shall have the meanings provided in the Plan.

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[NON-EMPLOYEE DIRECTORS]

5. CORPORATE TRANSACTION/CHANGE IN CONTROL. The Restricted Shares shall vest in full, immediately prior to the consummation of any Corporate Transaction or Change in Control as defined in the Plan.

D. SPECIAL TAX ELECTION

1. SECTION 83(B) ELECTION. Under Code Section 83, the excess of the fair market value of the Restricted Shares on the date any forfeiture restrictions applicable to such shares lapse over the Purchase Price paid for such shares will be reportable as ordinary income on the lapse date. Participant may elect under Code Section 83(b) to be taxed at the time the Restricted Shares are acquired, rather than when and as such Restricted Shares cease to be subject to such forfeiture restrictions. Such election must be filed with the Internal Revenue Service within thirty (30) days after the date of this Agreement. Even if the fair market value of the Restricted Shares on the date of this Agreement equals the Purchase Price paid (and thus no tax is payable), the election must be made to avoid adverse tax consequences in the future.

2. FILING RESPONSIBILITY. PARTICIPANT ACKNOWLEDGES THAT IT IS PARTICIPANT’S SOLE RESPONSIBILITY, AND NOT THE CORPORATION’S, TO FILE A TIMELY ELECTION UNDER CODE SECTION 83(b), EVEN IF PARTICIPANT REQUESTS THE CORPORATION OR ITS REPRESENTATIVES TO MAKE THIS FILING ON HIS OR HER BEHALF.

E. GENERAL PROVISIONS

1. NO EMPLOYMENT OR SERVICE CONTRACT. Nothing in this Agreement or in the Plan shall confer upon Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining Participant) or of Participant, which rights are hereby expressly reserved by each, to terminate Participant’s Service at any time for any reason, with or without cause, except as otherwise provided in the By-Laws of the Corporation.

2. NOTICES. Any notice required to be given under this Agreement shall be in writing and shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, registered or certified, postage prepaid and properly addressed to the party entitled to such notice at the address indicated below such party’s signature line on this Agreement or at such other address as such party may designate by ten (10) days advance written notice under this paragraph to all other parties to this Agreement.

3. NO WAIVER. The failure of the Corporation in any instance to enforce any forfeiture shall not constitute a waiver of any other forfeiture that may subsequently arise under the provisions of this Agreement or any other agreement between the Corporation and Participant. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

4. CANCELLATION OF SHARES. If the Restricted Shares are forfeited, then from and after such time, the person from whom such shares are to be forfeited and the certificates delivered to the Corporation shall no longer have any rights as a holder of such shares. Such shares shall be deemed returned in accordance with the applicable provisions hereof, and the Corporation shall be deemed the owner and holder of such shares, whether or not the certificates therefor have been delivered as required by this Agreement.

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F. MISCELLANEOUS PROVISIONS

1. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Georgia without resort to that State’s conflict-of-laws rules.

2. PARTICIPANT UNDERTAKING. Participant hereby agrees to take whatever additional action and execute whatever additional documents the Corporation may deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on either Participant or the Restricted Shares pursuant to the provisions of this Agreement.

3. AGREEMENT IS ENTIRE CONTRACT. This Agreement constitutes the entire contract between the parties hereto with regard to the subject matter hereof. This Agreement is made pursuant to the provisions of the Plan and shall in all respects be construed in conformity with the terms of the Plan.

4. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

5. SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and upon Participant, Participant’s assigns and the legal representatives, heirs and legatees of Participant’s estate, whether or not any such person shall have become a party to this Agreement and have agreed in writing to join herein and be bound by the terms hereof.

IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first indicated above.

Internet Security Systems, Inc.		PARTICIPANT

By:
(signature)
Title:
(name)
Address:	6303 Barfield Road Atlanta, GA 30328
(street)

(city, state, zip code)

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[SPOUSAL ACKNOWLEDGMENT]

The undersigned spouse of Participant has read and hereby approves the foregoing Stock Issuance Agreement. In consideration of the Corporation’s granting Participant the Restricted Shares in accordance with the terms of such Agreement, the undersigned hereby agrees to be irrevocably bound by all the terms of such Agreement, including (without limitation) the forfeiture of the Restricted Shares to the Corporation (or its assigns) to the extent not vested at the time of his or her cessation of Service.

PARTICIPANT’S SPOUSE

(signature)

(name)

(street)

(city, state, zip code)

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EXHIBIT I

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED [PARTICIPANT] hereby sell(s), assign(s) and transfer(s) unto Internet Security Systems, Inc. (the “Corporation”),                                                                       (            ) shares of the Common Stock of the Corporation standing in his or her name on the books of the Corporation represented by Certificate No.             herewith and do(es) hereby irrevocably constitute and appoint                                          Attorney to transfer the said stock on the books of the Corporation with full power of substitution in the premises.

Dated: , 200

(signature)

(name)

INSTRUCTION: Please do not fill in any blanks other than the signature line. Please sign exactly as you would like your name to appear on the issued stock certificate. The purpose of this assignment is to enable the Corporation to conclude any forfeiture without requiring additional signatures on the part of Participant.

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APPENDIX

The following definitions shall be in effect under the Agreement:

A.	AGREEMENT shall mean this Stock Issuance Agreement.

B.	BOARD shall mean the Corporation’s Board of Directors.

C.	CODE shall mean the Internal Revenue Code of 1986, as amended.

D.	COMMON STOCK shall mean the Corporation’s common stock.

E.	CORPORATE TRANSACTION shall mean either of the following stockholder- approved transactions:

a.	a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

b.	the sale, transfer or other disposition of all or substantially all of the Corporation’s assets in complete liquidation or dissolution of the Corporation.

F.	CORPORATION shall mean ISS Group, Inc., a Delaware corporation.

G.	INVOLUNTARY TERMINATION shall mean the termination of Participant’s Service which occurs by reason of:

a.	Participant’s involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

b.	Participant’s voluntary resignation following the offer to Participant of a Lesser Position in replacement of the position held by Participant immediately prior to the Corporate Transaction.

H.	LESSER POSITION for Participant shall mean a new position or a change to Participant’s position which, compared with Participant’s position with the Corporation immediately prior to the Change in Control or Corporate Transaction, (i) offers a lower level of compensation (including base salary, fringe benefits and target bonuses under any corporate-performance based bonus or incentive programs), or (ii) materially reduces Participant’s duties or level of responsibility[, or (iii) assigns Participant to an office more than 50 miles from the Corporation’s office at which Participant serves prior to the Change in Control or Corporate Transaction].

I.	MISCONDUCT shall mean the commission of any act of fraud, embezzlement or dishonesty by Participant, any unauthorized use or disclosure by Participant of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by Participant adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all

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the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of Participant or any other individual in the Service of the Corporation (or any Parent or Subsidiary).

J.	OWNER shall mean Participant and all subsequent holders of the Restricted Shares who derive their chain of ownership through a Permitted Transfer from Participant.

K.	PARENT shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

L.	PARTICIPANT shall mean the person to whom shares are issued under the Stock Issuance Program.

M.	PERMITTED TRANSFER shall mean (i) a gratuitous transfer of the Restricted Shares, provided and only if Participant obtains the Corporation’s prior written consent to such transfer, (ii) a transfer of title to the Restricted Shares effected pursuant to Participant’s will or the laws of intestate succession following Participant’s death or (iii) a transfer to the Corporation in pledge as security for any purchase-money indebtedness incurred by Participant in connection with the acquisition of the Restricted Shares.

N.	PLAN shall mean the Corporation’s Restated 1995 Stock Incentive Plan.

O.	PLAN ADMINISTRATOR shall mean either the Board or a committee of the Board acting in its capacity as administrator of the Plan.

P.	RESTRICTED SHARES shall have the meaning assigned to such term in Paragraph A.1.

Q.	RECAPITALIZATION shall mean any stock split, stock dividend, recapitalization, combination of shares, exchange of shares, or other change affecting the Corporation’s outstanding Common Stock as a class without the Corporation’s receipt of consideration.

R.	REORGANIZATION shall mean any of the following transactions:

a.	a merger or consolidation in which the Corporation is not the surviving entity,

b.	a sale, transfer or other disposition of all or substantially all of the Corporation’s assets,

c.	a reverse merger in which the Corporation is the surviving entity but in which the Corporation’s outstanding voting securities are transferred in whole or in part to a person or persons different from the persons holding those securities immediately prior to the merger, or

d.	any transaction effected primarily to change the state in which the Corporation is incorporated or to create a holding company structure.

S.	SEC shall mean the Securities and Exchange Commission.

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T.	SERVICE shall mean the Participant’s performance of services for the Corporation (or any Parent or Subsidiary) in the capacity of an employee, subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance or a non-employee member of the board of directors.

U.	STOCK ISSUANCE PROGRAM shall mean the Stock Issuance Program under the Plan.

V.	SUBSIDIARY shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

W.	VESTING SCHEDULE shall mean the vesting schedule specified in Paragraph C.3 pursuant to which Participant is to vest in the Restricted Shares in a series of installments over the Participant’s period of Service.

X.	UNVESTED SHARES shall have the meaning assigned to such term in Paragraph C.1.

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